UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2005

ABRAMS INDUSTRIES, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	0-10146	58-0522129
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1945 The Exchange
Suite 300
Atlanta, Georgia	30339-2029
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (770) 953-0304

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 — COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES

ITEM 2.01 — COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On April 18, 2005, Merchants Crossing of Jackson, Inc., a wholly-owned subsidiary of Abrams Industries, Inc. (the “Company”), completed the sale of its Merchants Crossing of Jackson shopping center (“Jackson”) for $7.4 million, resulting in a pre-tax gain, net of associated costs, of approximately $4 million. The approximately 110,000 square foot center is located in Jackson, Michigan. Net cash proceeds were approximately $4.1 million after deducting:

•	$2,402,000 for the repayment of the mortgage note payable;

•	$669,000 for a prepayment penalty on the mortgage note payable; and

•	$223,000 for closing costs, security deposits and prorations (these amounts are subject to final resolution.)

     On February 9, 2005, Abrams Properties, Inc., a wholly-owned subsidiary of the Company, completed the sale of its Manchester Plaza shopping center (“Manchester Plaza”) for $3.6 million, resulting in a pre-gain of approximately $850,000. The approximately 86,000 square foot center is located in Cincinnati, Ohio. Net cash proceeds were approximately $3.45 million after deducting:

•	$150,000 for closing costs and prorations (these amounts are subject to final resolution.)

     The purchasers of Jackson and Manchester Plaza (together referred to as the “centers”) are unaffiliated with the Company and both transactions were negotiated at arms-length. In negotiating the sales prices, the Company considered, among other factors:

•	the shopping centers’ historical and anticipated cash flows;

•	the tenants in the centers and their remaining lease terms;

•	the condition and location of the shopping centers; and

•	current overall market conditions for the real estate industry.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Statements.

(1) Pro forma combined balance sheet as of January 31, 2005 (unaudited).

(2) Pro forma combined statements of income for the nine months ended January 31, 2005 (unaudited) and for the year ended April 30, 2004 (unaudited).

(c)	Exhibits.

None.

ABRAMS INDUSTRIES, INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     This unaudited pro forma combined balance sheet is presented as if the sales of the centers had taken place on January 31, 2005. The unaudited pro forma combined statement of income for the nine months ended January 31, 2005, has been prepared as if the sales of the centers had taken place on May 1, 2004. The unaudited pro forma combined statement of operations for the year ended April 30, 2004, has been prepared as if the sales of the centers had taken place on May 1, 2003.

     The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma financial statements are provided for informational purposes only and are not necessarily indicative of the results that would have occurred if the sales had occurred on the date indicated or the expected financial position or results of operations in the future.

     The unaudited pro forma combined financial statements should be read in conjunction with Abrams Industries, Inc.’s separate historical financial statements and notes thereto. In management’s opinion, all adjustments necessary to reflect the effect of these transactions have been made.

ABRAMS INDUSTRIES, INC.
Unaudited Pro Forma Combined Balance Sheet
January 31, 2005

(In thousands, except share data)

	Abrams	Pro Forma		Pro Forma
	Industries, Inc.	Adjustments		Adjustments		Pro Forma
	As Reported	Manchester Plaza		Jackson		Combined
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$3,507	$3,450	(A)	$4,059	(A)	$11,016
Receivables, net	1,639	—		(22	)(B)	1,617
Costs and earnings in excess of billings	341	—		—		341
Assets of discontinued operations	162	—		86	(B)	248
Real estate held for sale	2,595	(2,595	)(C)	—		—
Deferred income taxes	614	—		—		614
Other	851	—		(64	)(B)	787

Total current assets	9,709	855		4,059		14,623

INCOME PRODUCING PROPERTIES, NET	26,667	—		(2,201	)(C)	24,466
PROPERTY AND EQUIPMENT, NET	850	—		—		850
REAL ESTATE HELD FOR FUTURE SALE OR DEVELOPMENT	3,693	—		—		3,693
OTHER ASSETS:
Intangible assets, net	3,326	—		(236	)(C)	3,090
Goodwill	5,459	—		—		5,459
Investment held to maturity	2,000	—		—		2,000
Other	3,160	—		—		3,160

	$54,864	$855		$1,622		$57,341

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES
Trade and subcontractors payables	$977	$—		$(8	)(B)	$969
Billings in excess of costs and earnings	287	—		—		287
Accrued expenses	2,146	—		(77	)(B)	2,069
Liabilities of discontinued operations	214	—		85	(B)	299
Current maturities of long-term debt	1,236	—		(194	)(D)	1,042

Total current liabilities	4,860	—		(194)		4,666

DEFERRED INCOME TAXES	2,054	325	(E)	1,421	(E)	3,800
OTHER LIABILITIES	1,572	—		—		1,572
MORTGAGE NOTES PAYABLE	26,061	—		(2,255	)(D)	23,806
OTHER LONG-TERM DEBT	1,915	—		—		1,915

Total liabilities	36,462	325		(1,028)		35,759

COMMITMENT AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Common stock	3,356	—		—		3,356
Additional paid-in capital	3,061	—		—		3,061
Deferred stock compensation	(15)	—		—		(15)
Retained earnings	12,683	530	(F)	2,650	(F)	15,863
Treasury stock	(683)	—		—		(683)

Total shareholders’ equity	18,402	530		2,650		21,582

	$54,864	$855		$1,622		$57,341

The accompanying notes are an integral part of this statement.

Notes to pro forma combined balance sheet (unaudited):

(A)	Reflects the net sale proceeds from the sales of the centers.

(B)	Reflects the reclassification of the remaining assets and liabilities of the centers to be classified separately in the asset and liability sections as discontinued operations.

(C)	Reflects the decrease in the net book value, including unamortized intangible assets, of the centers as of January 31, 2005.

(D)	Reflects a decrease for the mortgage note payable as of January 31, 2005.

(E)	Reflects the tax liability on the pro forma gain on the sales of the centers.

(F)	Represents the pro forma gain recognized on the sales of the centers.

ABRAMS INDUSTRIES, INC.
Unaudited Pro Forma Combined Statement of Income
For the nine months ended January 31, 2005

(In thousands, except share data)

	Abrams
	Industries, Inc.			Pro Forma
	As Reported	Jackson		Combined
REVENUES:
Energy and facilities solutions	$2,670	$—		$2,670
Energy services	6,435	—		6,435
Rental income	7,781	(526	)(A)	7,255
Real estate sales	515	—		515
Interest	59	—		59
Other	43	—		43

	17,503	(526)		16,977

COSTS AND EXPENSES
Energy and facilities solutions	1,501	—		1,501
Energy services	4,528	—		4,528
Rental property operating expense, excluding interest	3,955	(288	)(B)	3,667
Cost of real estate sold	324	—		324

	10,308	(288)		10,020
Selling, general and administrative	6,742	(46	)(C)	6,696
Extinguishment of debt	218	—		218
Interest costs incurred	1,732	(162	)(D)	1,570

	19,000	(496)		18,504

LOSS BEFORE INCOME TAXES FROM CONTINUING OPERATIONS	(1,497)	(30)		(1,527)
INCOME TAX BENEFIT	(598)	(11	)(E)	(609)

LOSS FROM CONTINUING OPERATIONS	(899)	(19)		(918)

NET EARNINGS (LOSS) PER SHARE FROM:
Net loss earnings per share — basic and diluted	$(0.28)	$(0.01)		$(0.29)

Weighted average common shares — basic and diluted	3,204,061	3,204,061		3,204,061

The accompanying notes are an integral part of this statement.

Notes to the pro forma combined statement of operations (unaudited):

(A)	Reflects the decrease in rental income, which is recognized on a straight-line basis, and operating cost reimbursements for the period ended January 31, 2005.

(B)	Reflects the decrease of property operating expenses, including depreciation, for the period ended January 31, 2005.

(C)	Reflects the decrease of property-related general and administrative expenses for the period ended January 31, 2005.

(D)	Reflects the decrease in the interest expense on the mortgage note payable for the period ended January 31, 2005.

(E)	Reflects the decrease in the income tax expense for the period ended January 31, 2005.

ABRAMS INDUSTRIES, INC.
Unaudited Pro Forma Combined Statement of Income
For the year ended April 30, 2004

(In thousands, except share data)

	Abrams					Pro Forma
	Industries, Inc.	Manchester Plaza		Jackson		Combined
REVENUES:
Energy and facilities solutions	$2,962	$—		$—		$2,962
Energy services	2,602	—		—		2,602
Rental income	7,883	(629	)(A)	(566	)(A)	6,688
Interest	11	(1	)(B)	(3	)(B)	7
Other	122	—		—		122

	13,580	(630)		(569)		12,381

COSTS AND EXPENSES
Energy and facilities solutions	1,630	—		—		1,630
Energy services	1,822	—		—		1,822
Rental property operating expense, excluding interest	4,898	(324	)(C)	(265	)(C)	4,309

	8,350	(324)		(265)		7,761
Selling, general and administrative	6,601	(3	)(D)	(3	)(D)	6,595
Interest costs incurred	2,509	—		(230	)(E)	2,279

	17,460	(327)		(498)		16,635

LOSS BEFORE INCOME TAXES FROM CONTINUING OPERATIONS	(3,880)	(303)		(71)		(4,254)
INCOME TAX BENEFIT	(1,357)	(115	)(F)	(27	)(F)	(1,499)

LOSS FROM CONTINUING OPERATIONS	$(2,523)	$(188)		$(44)		$(2,755)

NET EARNINGS (LOSS) PER SHARE FROM:
Net loss earnings per share — basic and diluted	$(0.87)	$(0.06)		$(0.02)		$(0.95)

Weighted average common shares — basic and diluted	2,910,475	2,910,475		2,910,475		2,910,475

The accompanying notes are an integral part of this statement.

Notes to the pro forma combined statement of operations (unaudited):

(A)	Reflects the decrease in rental income, which is recognized on a straight-line basis, and operating cost reimbursements for the year ended April 30, 2004.

(B)	Reflects the decrease in interest income for the year ended April 30, 2004.

(C)	Reflects the decrease of property operating expenses, including depreciation, for the year ended April 30, 2004.

(D)	Reflects the decrease of property-related general and administrative expenses for the year ended April 30, 2004.

(E)	Reflects the decrease in the interest expense on the mortgage note payable for the year ended April 30, 2004.

(F)	Reflects the decrease in the income tax expense for the year ended April 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAMS INDUSTRIES, INC.
Dated: April 22, 2005	By:	/s/ Mark J. Thomas
Mark J. Thomas
Chief Financial Officer